UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2013

TMS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

001-35128	Delaware	20-5899976
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12 Monongahela Avenue

P.O. Box 2000

Glassport, PA 15045

(412) 678-6141

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 25, 2013, TMS International Corp. (the “Company”) issued a news release announcing its financial results for the first quarter of 2013 and the declaration of a quarterly dividend. The Company also posted on its website a slide presentation to be discussed during the Company’s April 25, 2013 conference call. The full text of the news release, together with related unaudited financial information, is furnished herewith as Exhibit 99.1. A copy of the slide presentation is furnished herewith as Exhibit 99.2.

Item 7.01.	Regulation FD

The slide presentation referred to in Item 2.02 above is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1 News Release dated April 25, 2013 titled “TMS International Corp. Reports First Quarter 2013 Financial Results; Board of Directors Approves Initiation of Quarterly Dividend,” together with related unaudited financial information.

99.2 Slide Presentation dated April 25, 2013 titled “TMS International Corp. First Quarter 2013 Earnings Call and Webcast”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMS INTERNATIONAL CORP.

Date: April 25, 2013

	By:	/s/ Daniel E. Rosati
Daniel E. Rosati
Executive Vice President, Chief Financial Officer and Treasurer

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